UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

TAURIGA SCIENCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

TAURIGA SCIENCES, INC.

39 Old Ridgebury Road

Danbury, Connecticut 06180

NOTICE REGARDING SPECIAL MEETING OF STOCKHOLDERS

To the stockholders of Tauriga Sciences, Inc.:

The Special Meeting of Stockholders of Tauriga Sciences, Inc. (the “Company”) originally scheduled for June 3, 2014 at 9:00 A.M., Pacific Standard Time, at the offices of Nixon Peabody at 555 West Fifth Street, 46 Floor, Los Angeles, California 90013 will be postponed to a date not yet determined.

The purpose of Special Meeting was set forth in a Preliminary Proxy Statement filed by the Company on May 2, 2014. A Definitive Proxy Statement has neither been filed with the Securities and Exchange Commission nor mailed to the stockholders of the Company. However, the Company wanted to provide advance notice to its stockholders to avoid confusion as the whether the Special Meeting will be held on June 3, 2014.

Dated: May 30, 2014	/s/ Stella M. Sung
Dr. Stella M. Sung,
Chief Executive Officer